PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2022
PREPAID EXPENSES AND OTHER CURRENT ASSETS
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

3.           PREPAID EXPENSES AND OTHER CURRENT ASSETS

The components of prepaid expenses and other current assets are as follows:

	As of December 31,
	2021	2022

Prepayments to suppliers (1)	$3,600	$4,711
Deferred expenses	654	659
Receivable from payment processing agencies	224	448
Rental deposits and prepaid rents	500	129
Others	2,969	505
Total	$7,947	$6,452
(1)	The prepayments primarily consist of shipping costs and advertising fee paid in advance.

As of December 31, 2021 and 2022, the allowance of credit losses for prepaid expenses and other current assets are $112 and $192, respectively. Credit losses are $116, $nil and $83 for the years ended December 31, 2020, 2021 and 2022, respectively.